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                                                                  Exhibit 10.10

                                                                  EXECUTION COPY

                               AMENDMENT NO. 1 TO

                          SECURITIES PURCHASE AGREEMENT

                  AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of October 1, 2001 (this "AMENDMENT"), by and between METROMEDIA FIBER NETWORK, INC., a Delaware corporation (the "COMPANY"), and VERIZON INVESTMENTS INC., a Delaware corporation formerly known as Bell Atlantic Investments, Inc. (the "PURCHASER").

                              W I T N E S S E T H:

                  WHEREAS, as of October 7, 1999, the Company and the Purchaser entered into that certain Securities Purchase Agreement (the "ORIGINAL AGREEMENT;" capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Original Agreement), pursuant to which, among other things, the Company issued and sold to the Purchaser shares of Class A common stock of the Company, par value $0.01 per share ("CLASS A COMMON STOCK"), and $975,281,000 principal amount of the Company's 6.15% Convertible Subordinated Notes due 2010 (the "OLD CONVERTIBLE NOTES"), which Convertible Notes are convertible into shares of Class A Common Stock;

                  WHEREAS, the Company and the Purchaser executed that certain Notes Purchase Agreement, dated as of October 1, 2001 (the "NEW PURCHASE AGREEMENT") pursuant to which, among other things, the Purchaser will purchase from the Company one or more 8.5% senior secured convertible notes due 2011 in the aggregate principal amount of $50,000,000 (the "NEW CONVERTIBLE NOTES"), which shall be convertible into shares of Class A Common Stock pursuant to, and in accordance with, the terms of the Indenture, dated as of October 1, 2001, by and between the Company and Wilmington Trust Company, as trustee (the "NEW 8.5% NOTES INDENTURE");

                  WHEREAS, the Company and the Purchaser executed that certain Exchange Agreement, dated as of October 1, 2001, pursuant to which the Company will exchange the Old Convertible Notes for $500,000,000 principal amount of the Company's 6.15% Series A Convertible Subordinated Notes due March 16, 2010 and $475,281,000 principal amount of the Company's 6.15% Series B Convertible Subordinated Notes due March 16, 2010, the terms of each shall be governed by an indenture, dated as of October 1, 2001 (the "NEW 6.15% NOTES INDENTURE") between the Company and U.S. Bank Trust National Association, as trustee; and

                  WHEREAS, the Company and the Purchaser have agreed to amend the Original Agreement as set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1. Section 1 of the Original Agreement is hereby amended by adding thereto the following new definitions in the appropriate alphabetical location:

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                           "NEW CONVERTIBLE NOTES" means one or more 8.5% senior
                  secured convertible notes due 2011 in the aggregate principal amount of $50,000,000 issued pursuant to the New 8.5% Notes Indenture.

                           "NEW 6.15% NOTES INDENTURE" means the indenture dated
                  as of October 1, 2001, by and between the Company and U.S. Bank Trust National Association, as trustee, as such indenture may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                           "NEW 8.5% NOTES INDENTURE" means the indenture, dated
                  as of October 1, 2001, by and between the Company and Wilmington Trust Company, as trustee, as such indenture may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                           "SERIES A CONVERTIBLE NOTES" means $500,000,000
                  principal amount of the Company's 6.15% Series A Convertible Subordinated Notes due March 16, 2010 issued pursuant to the New 6.15% Notes Indenture.

                           "SERIES B CONVERTIBLE NOTES" means $475,281,000
                  principal amount of the Company's 6.15% Series B Convertible Subordinated Notes due March 16, 2010 issued pursuant to the New 6.15% Notes Indenture.

2. Section 1 of the Original Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

                           "CONVERTIBLE NOTES" (i) from October 7, 1999 up to
                  October 1, 2001, shall have the meaning ascribed to such term in the Original Agreement, and (ii) from and after October 1, 2001 for the purposes of any provision of the Original Agreement that continues to be in effect, including, but not limited to, Section 5.2 of the Original Agreement, shall mean the Series A Convertible Notes, the Series B Convertible Notes and the New Convertible Notes.

                           "INDENTURE" means the indenture dated as of March 6,
                  2000, by and between the Company and U.S. Bank Trust National Association, as trustee, as such indenture may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

3. Section 9.8 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

         "All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective (i) upon receipt if delivered personally, (ii) upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by


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         overnight courier), and (iii) on the next Business Day if sent by
         Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

                  If to the Company:

                  Robert Sokota, Esq.
                  Metromedia Fiber Network, Inc.
                  One North Lexington Avenue
                  White Plains, New York 10601
                  Telecopy Number:  (914) 421-6793

                  with copies to:

                  David A. Persing, Esq.
                  Metromedia Company
                  One Meadowlands Plaza
                  East Rutherford, New Jersey 07073-2137
                  Telecopy Number:  (201) 531-2803

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019-6064
                  Attn:  Douglas A. Cifu, Esq.
                  Telecopy Number:  (212) 757-3990

                  If to Purchaser:

                  Verizon Investments Inc.
                  3900 Washington Street, 2nd Floor
                  Wilmington, Delaware 19802
                  Attn:  President
                  Telecopy Number:  (302) 761-4228

                  with copies to:

                  Verizon Communications Inc.
                  1095 Avenue of the Americas
                  New York, New York 10036
                  Attn: Associate General Counsel - Strategic Transactions Telecopy Number: (212) 764-2739

                  and


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                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:  Frederick S. Green, Esq.
                  Telecopy Number:  (212) 310-8007


                  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the Persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication."

4. On and after the date hereof each reference in the Original Agreement to "this Agreement," "herein" or words of like import shall mean and be a reference to the Original Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Original Agreement. A reference to the Original Agreement in any such instrument or document shall be deemed to be a reference to the Original Agreement as amended hereby. Except as expressly amended hereby, in all other respects the Original Agreement shall remain in full force and effect.

5. This Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The Purchaser and the Company agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or New York State courts located in the County of New York, State of New York. Service of process on the Purchaser or the Company in any action arising out of or relating to this Amendment shall be effective if mailed to such party at the address listed in Section 9.8 of the Original Agreement.

6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                               METROMEDIA FIBER NETWORK, INC.


                               By:  /s/ Nick Tanzi
                                   --------------------------------------------
                                   Name:  Nick Tanzi
                                   Title: President & CEO


                               VERIZON INVESTMENTS INC.


                               By:  /s/ Phil Seskin
                                   --------------------------------------------
                                   Name:  Phil Seskin
                                   Title: Senior Vice-President


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